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                                                                   EXHIBIT 10(k)

                            THE LAMSON & SESSIONS CO.
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Sixth Amendment to the Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of February 6, 2004, among The Lamson & Sessions Co., an Ohio corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.

                             PRELIMINARY STATEMENTS

         A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 15, 2000 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

         1.1. The definition of "EBITDA" appearing in Section 5.1 of the Credit Agreement (Definitions) shall be amended and restated in its entirety to read as follows:

                           "EBITDA" means, with respect to any period, Net
                  Income for such period plus (A) all amounts deducted in arriving at such Net Income in respect of (a) Interest Expense, plus (b) federal, state, local, and foreign income taxes for such period, plus (c) amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period, plus (d) any charges to Net Income during such period which are non-cash, non-recurring expenses arising from the rationalization of the Borrower's facilities, product lines or personnel, up to a maximum amount equal to 10% of Net Worth at the end of such period, plus (e) any charges to Net Income during such period (up to $15,000,000 in the aggregate during the term of this Agreement, including any such charges accrued prior to the Effective Date) associated with the Intermatic Litigation, plus (f) any non-cash expenses incurred with respect to its Plans during such period, plus

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                  (g) any cash expenses incurred with respect to its Plans
                  during such period up to a maximum amount of $500,000, plus
                  (h) any cash or non-cash expenses incurred with respect to its retiree medical plans during such period up to a maximum amount of $500,000, plus (i) any charges to Net Income during such period which are non-cash, non-recurring expenses (up to $4,500,000 in aggregate during the term of this Agreement) relating to the Borrower's agreements with or relating to YSD Industries, Inc. In the event that any non-cash charge is excluded from the computation of EBITDA for a given period pursuant to clause (d) above but the circumstances giving rise to such charge have a cash impact in a subsequent period which would have reduced EBITDA but for the charge in the prior period, such impact shall be taken into account in computing EBITDA in the period when such impact occurs.

         1.2. Subsection (j) of Section 8.9 of the Credit Agreement shall be and hereby is amended and restated in its entirety (effective as of April 15, 2003) to read as follows:

                           (j) loans made by the Borrower to YSD Industries,
                  Inc., from time to time, in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding; and

SECTION 2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         2.1. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment.

         2.2. The Guarantors shall have executed and delivered to the Administrative Agent their consent to this Amendment in the space provided below.

         2.3. The Borrower shall have paid to the Administrative Agent for distribution to each Lender executing and delivering this Amendment on or before February 13, 2004, a fee equal to 0.125% of the outstanding amount of each such Lender's Revolving Credit Commitment and Term Loan.

         2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3. REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the

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amendments provided for in this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

         4.1. The Borrower and the Guarantors have heretofore or concurrently herewith executed and delivered to the Lenders the Mortgages, the Security Agreement, the Pledge Agreement, and certain other Collateral Documents. The Borrower and, by signing below, the Guarantors, hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.3. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]

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         This Sixth Amendment to Amended and Restated Credit Agreement is
entered into as of the date and year first above written.

                              "BORROWER"

                              THE LAMSON & SESSIONS CO.

                              By /s/ James J. Abel
                                 -----------------------------------------------
                                 Name James J. Abel
                                 Title  Exec. VP & CFO

                              "GUARANTORS"

                              CARLON CHIMES CO.

                              By /s/ James J. Abel
                                 -----------------------------------------------
                                 Name James J. Abel
                                 Title  Vice President, Secretary & Treasurer

                              DIMANGO PRODUCTS CORPORATION

                              By /s/ James J. Abel
                                 -----------------------------------------------
                                 Name James J. Abel
                                 Title Secretary

                              PYRAMID INDUSTRIES II, INC.

                              By /s/ James J. Abel
                                 -----------------------------------------------
                                 Name James J. Abel
                                 Title  Vice President & Treasurer

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                              "LENDERS"

                              HARRIS TRUST AND SAVINGS BANK, in its individual
                                capacity as a Lender and as Administrative Agent

                              By /s/ David L. Mistic
                                 -----------------------------------------------
                                 Name David L. Mistic
                                 Title Vice President

                              BANK OF AMERICA, N.A.

                              By
                                 Name ------------------------------------------
                                 Title -----------------------------------------

                              NATIONAL CITY BANK

                              By /s/ Judith M. Kuclo
                                 -----------------------------------------------
                                 Name Judith M. Kuclo
                                 Title Senior Vice President

                              WOODSIDE CAPITAL PARTNERS II, LLC

                              By
                                 Name ------------------------------------------
                                 Title -----------------------------------------

                              THE PROVIDENT BANK

                              By /s/ Norman Lange
                                 -----------------------------------------------
                                 Name Norman Lange
                                 Title Vice President

                              BANK ONE, N.A.

                              By /s/ Phillip R. Duryea
                                 -----------------------------------------------
                                 Name Phillip R. Duryea
                                 Title First Vice President

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                              THE HUNTINGTON NATIONAL BANK

                              By /s/ Don W. Lambacher
                                 -----------------------------------------------
                                 Name Don W. Lambacher
                                 Title Senior Vice President

                              FIFTH THIRD BANK (NORTHEASTERN OHIO)

                              By /s/ R.C. Lanctot
                                 -----------------------------------------------
                                 Name Roy C. Lanctot
                                 Title Vice President

                              KEYBANK NATIONAL ASSOCIATION

                              By /s/ Nadine M. Eames
                                 -----------------------------------------------
                                 Name Nadine M. Eames
                                 Title Vice President

                              LASALLE BANK NATIONAL ASSOCIATION

                              By /s/ James P. Behleda
                                 -----------------------------------------------
                                 Name James P. Behleda
                                 Title AVP

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